                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4, filed by NEXTLINK Communications, Inc. (the "Company") of our report dated February 22, 1999 included in the Company's annual Report on Form 10-K for the fiscal year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                                         /s/ ARTHUR ANDERSEN LLP

Seattle, Washington
April 6, 1999